                                                                   EXHIBIT 10.8


                               AMENDMENT NO. 4 TO
                            364-DAY CREDIT AGREEMENT


         This Amendment No. 4 (this "Amendment") is entered into as of August 2, 2000 by and among LANIER WORLDWIDE, INC., a Delaware corporation (the "Company"), one or more Subsidiaries of the Company (whether now existing or hereafter formed, collectively referred to herein as the "Subsidiary Borrowers" and together with the Company, the "Borrowers"), the institutions from time to time parties hereto as Lenders, ABN AMRO BANK, N.V. in its capacity as administrative agent (the "Administrative Agent") for itself and the other Lenders, SUNTRUST BANK, ATLANTA, as Syndication Agent (the "Syndication Agent"), and WACHOVIA BANK N.A., as Documentation Agent (the "Documentation Agent").


                                    RECITALS


         A. The Borrowers, the Agents and the Lenders are party to that certain 364-Day Credit Agreement dated as of October 20, 1999, as amended by that certain Amendment No. 1 dated as of November 4, 1999, that certain Amendment No. 2 dated as of December 31, 1999 and that certain Amendment No. 3 dated as of March 31, 2000 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrowers, the Agents and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

         (a) Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions in appropriate alphabetical order:

                  ""COLLATERAL" means all personal property located in the United States in which the Company, any Borrower which is a Domestic Subsidiary or any Guarantor has an interest (excluding any interests in leases of real property, Receivables sold pursuant to a securitization permitted by Section 7.3(A) (together with certain equipment giving rise to such Receivables and rights related thereto) and any interests in contracts which by their terms are nonassignable) and all collateral granted pursuant to the terms of the Pledge Agreements.

                  "COLLATERAL DOCUMENTS" means, collectively, (a) all security agreements, mortgages, deeds of trust, patent and trademark assignments with respect to any Collateral and other similar agreements between any Borrower or Guarantor and the Lenders or the Collateral Agent or the Administrative Agent for the benefit of the Lenders now or hereafter delivered to the Lenders, the Collateral Agent or the Administrative Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter fixed in accordance with the UCC or comparable law) against any Borrower or Guarantor as debtor in favor of the Lenders or the Collateral Agent or the Administrative Agent for the benefit of the Lenders as secured party, (b) all Pledge Agreements and (c) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

                  "NET PROCEEDS" means (a) with respect to any Asset Sale, the sum of cash or readily marketable cash equivalents received (including by way of a cash generating sale or discounting of a note or receivable, but excluding any other consideration received in the form of assumption by the acquiring Person of debt or other obligations relating to the properties or assets so disposed of or received in any other non-cash form) therefrom, whether at the time of such disposition or subsequent thereto, or (b) with respect to any sale or issuance of any debt or equity securities of any Borrower, cash or readily marketable cash equivalents received (but excluding any other non-cash form) therefrom, whether at the time of such disposition, sale or issuance or subsequent thereto, net, in either case, of all legal, title and recording tax expenses, commissions and other fees and all costs and expenses incurred and all federal, state, local and other taxes required to be paid or accrued as a liability as a consequence of such transactions and, in the case of an Asset Sale, any amount paid to discharge Indebtedness secured by a Lien on the assets so sold, to the extent such Indebtedness and Liens are each permitted by the terms of this Agreement."

         (b) The definition of "Leverage Ratio" contained in Section 1.1 of the Credit Agreement shall be amended by adding the following sentence to the end of such Section:


         "Solely for purposes of determining compliance with the financial covenant set forth in Section 7.4(B), Total Indebtedness shall be reduced by the anticipated Net Proceeds of an Asset Sale which has not been consummated but for which a letter of intent with respect thereto has been executed during the period for which the covenant is calculated for which a definitive asset or stock purchase agreement has been entered into on or before the date of the compliance certificate demonstrating compliance with such covenant for such period, with a closing scheduled not later than the last day of the fiscal quarter immediately following the fiscal quarter for which the pro-forma adjustment is made, and with no conditions to closing other than customary closing conditions."

         (c) The definition of "Loan Documents" contained in Section 1.1 of the Credit Agreement shall be amended by deleting the words "the Pledge Agreement" contained therein and replacing such words with the words "the Collateral Documents."

         (d) The definition of "Receivable(s)" contained in Section 1.1 of the Credit Agreement shall be amended, effective as of by deleting the words "or chattel paper" from the parenthetical phrase contained therein.

         (e) Section 2.5 of the Credit Agreement shall be amended by adding the following new Section 2.5(C):

                  "(C)     Other Mandatory Prepayments.

                  (i) The Company shall prepay the Loans and the "Revolving Credit Obligations" and "Term Loans" under the 5-Year Credit Agreement in an amount equal to 100% of (A) the Net Proceeds realized upon any Asset Sale made by the Company or its Subsidiaries
         (B) any insurance proceeds received by the Company or its Subsidiaries in respect of any casualty involving such Person's property and (C) any payments received by the Company or its Subsidiaries from a condemnation of such Person's property, to the extent any of the foregoing Net Proceeds are not applied (or committed to be applied) within one hundred and twenty (120) days after the consummation or receipt thereof, as applicable, to the purchase of similar assets used or useful in the business of the Company or its Subsidiaries or to the repair or restoration of the Borrowers' property. If the aggregate Net Proceeds under clause (B) during any fiscal quarter exceed $5,000,000, the Company shall give notice of its intent to reinvest any such amounts (and the amount intended to be reinvested) to the Administrative Agent upon receipt of such proceeds. Pending such reinvestment, the Company shall use such Net Proceeds to pay down the principal amount of the Revolving Loans and the Revolving Loans under the 5-Year Credit Agreement to the extent thereof (but without a permanent reduction of the Revolving Loan Commitments). If the Company does not intend to so reinvest such Net Proceeds or if the period set forth in the first sentence of this Section 2.5(C)(i) expires without the Company having reinvested such Net Proceeds, the Company shall prepay the Loans and the "Revolving Credit Obligations" and "Term Loans" under the 5-Year Credit Agreement (within one (1) Business Day of the date of receipt thereof or of the expiration of said one hundred and twenty (120) day period, as applicable) in an amount equal to the Net Proceeds of such Asset Disposition after giving effect to all reinvestments permitted by this subsection.

                  (ii) If the Company or any Subsidiary shall issue new Equity Interests or receive any capital contributions other than Equity Interests issued to the Company or another Subsidiary, Equity Interests issued in connection with employee stock option plans, employee stock purchase plans, 401(k) plans and directors' deferred compensation plans not to exceed an aggregate of 9,000,000 shares, and capital contributions received from the Company or another Subsidiary, the Company shall promptly notify the Administrative Agent of the estimated Net Proceeds of such issuance to be received in respect thereof. Promptly upon, and in no event later than one (1) Business Day after, receipt by the Company or such Subsidiary of Net Proceeds of such issuance, the Company shall prepay the Loans and the "Revolving Credit Obligations" and "Term Loans" under the 5-Year Credit Agreement in the amount of such Net Proceeds.

                  (iii) After the payment or repayment in full of the "Term Loan," under the 5-Year Credit Agreement, promptly upon, and in no event later than one (1) Business Day after, the receipt by any Borrower of (1) the Net Proceeds from any sale of United States domestic Receivables arising through an increase in advances made under the applicable receivable securitization but limited to the amount of that increase or (2) the Net Proceeds from the incurrence of any single issue of Indebtedness in excess of $50,000,000 which is not permitted by Section 7.3(C)(i)-(iv) hereof, the Company shall prepay the Revolving Credit Obligations and the "Revolving Credit Obligations" under the 5-Year Credit Agreement in the amount of such Net Proceeds.

                  (iv) Notwithstanding Sections 2.5(C)(i) through (iii), the Company shall be required to make prepayments only after and to the extent that the aggregate Net Proceeds otherwise required to be paid under all such Sections exceed $75,000,000. The Aggregate Revolving Loan Commitment and the "Aggregate Revolving Loan Commitment" under the 5-Year Credit Agreement shall be permanently reduced, and the outstanding principal amount of the Term Loans under the 5-Year Credit Agreement shall be repaid, pro rata (relative to the amount of the Aggregate Revolving Loan Commitment and the "Aggregate Revolving Loan Commitment" under the 5-Year Credit Agreement and the outstanding principal amount of the Term Loans under the 5-Year Credit Agreement) by the amount of the prepayments required by this Section 2.5(C). The prepayments not applied to the "Term Loan" under the 5-Year Credit Agreement pursuant to the immediately preceding sentence shall be applied first to the Revolving Credit Obligations hereunder and then to the "Revolving Credit Obligations" under the 5-Year Credit Agreement; provided that if prepayment of all of the Revolving Credit Obligations hereunder before any of the "Revolving Credit Obligations" under the 5-Year Credit Agreement, together with the required reduction in the "Aggregate Revolving Loan Commitment" under the 5-Year Credit Agreement, would cause the aggregate principal Dollar Amount of the "Revolving Credit Obligations" under the 5-Year Credit Agreement to exceed the amount of the "Aggregate Revolving Loan Commitment" under the 5-Year Credit Agreement, the prepayment shall be applied to the "Revolving Credit Obligations" under the 5-Year Credit Agreement in an amount such that, after giving effect to such prepayment and the required reduction in the Aggregate Revolving Loan Commitment, the Dollar Amount of such "Revolving Credit Obligations" equals the "Aggregate Revolving Loan Commitment" under the 5-Year Credit Agreement, and the amount of the prepayment to be applied to the Revolving Credit Obligations hereunder shall be reduced accordingly."

         (f) Section 2.15(D)(ii) of the Credit Agreement shall be amended by deleting the last sentence of such subsection, deleting the table contained in such subsection and replacing such table with the following table:

-----------------------------------------------------------------------------------------
                                       APPLICABLE        APPLICABLE        APPLICABLE
                                      FLOATING RATE     EUROCURRENCY       COMMITMENT
           LEVERAGE RATIO                 MARGIN           MARGIN        FEE PERCENTAGE
-----------------------------------------------------------------------------------------
           Less than 2.50                   1.00%           2.00%             0.500%
2.50 or greater, but less than 3.00         1.50%           2.50%             0.500%
3.00 or greater, but less than 3.25         1.75%           2.75%             0.625%
3.25 or greater, but less than 3.50         2.00%           3.00%             0.625%
          3.50 or greater                   2.25%           3.25%             0.750%
-----------------------------------------------------------------------------------------

         (g) The following new Section 2.25 shall be inserted into the Credit Agreement:

                  "2.25 Security. All Obligations of the Borrowers and the Guarantors under this Agreement and all other Loan Documents shall be secured in accordance with the Collateral Documents."

         (h) The following new Section 6.24 shall be inserted into the Credit Agreement:

                  "6.24 Collateral Documents. All representations and warranties of the Borrowers contained in the Collateral Documents are true and correct."

         (i) The following new Section 6.25 shall be inserted into the Credit Agreement:

                  "6.25 Security. The provisions of the Collateral Documents are effective to create and give the Collateral Agent, for the benefit of the Lenders, as security for the repayment of the obligations secured thereby, a legal, valid, perfected and enforceable Lien (which priority is subject only to prior Liens permitted by the Loan Documents) upon all right, title and interest of the Company and its Subsidiaries in any and all of the collateral described therein."

         (j) Section 7.2(K) shall be amended by inserting the following text at the end of each of Section 7.2(K)(a) and (b):

         "and cause such Guarantors to execute and deliver to the Collateral Agent or Administrative Agent such Collateral Documents as the Collateral Agent or Administrative Agent may reasonably require;"

         (k) Section 7.3(A) shall be amended by deleting the proviso thereto and replacing such proviso with the following:

         "; provided, in the case of United States domestic Receivables that proceeds from the sale of such Receivables are used to prepay the Loans and the "Loans" under the 5-Year Credit Agreement pursuant to
         Section 2.5(C).

         (l) Section 7.3(C)(iv) of the Credit Agreement shall be amended, effective as of June 7, 2000, by inserting the words "(together with certain equipment giving rise to such Receivables and rights related thereto)" immediately after each reference to "Receivables."

         (m) Section 7.3(D) of the Credit Agreement shall be amended by deleting the words "the type described in clause (i) of the definition thereof" from Sections 7.3(D)(ii) and (iii), deleting Section 7.3(D)(iv) in its entirety and inserting the following new Section 7.3(D)(iv):


                  "(iv)    Indebtedness arising from intercompany loans and
         advances from the Company or any Subsidiary to any Domestic Subsidiary which is a Guarantor or from any Subsidiary to the Company; provided, that such Indebtedness shall be expressly subordinate to the payment in full in cash of the Obligations:

         (n) Section 7.3(F) of the Credit Agreement shall be amended by deleting such Section in its entirety and inserting the following new Section 7.3(F):

         "(F) Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, make or declare any Restricted Payments other than (i) the Dividend, and (ii) Restricted Payments to the Company or to a Wholly-Owned Subsidiary of the Company."

         (o) Section 7.3(G) of the Credit Agreement shall be amended by deleting Section 7.3(G)(iii) and (iv) in its entirety and replacing them with the following:

         "(iii)  [intentionally omitted]

         (iv) if the purchase price for the Acquisition (or a series of related Acquisitions) exceeds $5,000,000, or together with all other Permitted Acquisitions permitted under this Section 7.3(G) during the same fiscal year, exceeds $10,000,000 (the "Permitted Acquisition Basket") (including the incurrence or assumption of any Indebtedness in connection therewith), the Required Lenders shall have consented to such Acquisition; provided that if the Leverage Ratio as reflected in the most recently delivered financial statements, delivered pursuant to Section 7.1(A)(i) and (ii), as applicable, adjusted to reflect the proposed Acquisition, does not exceed (a) 3.00, the Permitted Acquisition Basket shall be $25,000,000 or (b) 2.50, the Permitted Acquisition Basket shall be $50,000,000;"

         (p) Section 7.3(H)(iv) of the Credit Agreement shall be amended by deleting such Section in its entirety and inserting the following new
Section 7.3(H)(iv):

         "(iv)    Investments received as proceeds from the sale of any portion of the Company's business permitted hereby, provided that the net proceeds received from any such sale consisting of such Investments shall not exceed 25% (or with the consent of each of the Agents, 33%) of the total proceeds received from such sale."

         (q) Section 7.3(Q) of the Credit Agreement shall be amended by deleting such Section in its entirety and inserting the following new Section 7.3(Q):

         "(Q) Capital Expenditures. The Company shall not, and shall not permit any of its Subsidiaries to, make Capital Expenditures in any fiscal year to the extent that during any fiscal year the aggregate amount of Capital Expenditures for the Company and its Subsidiaries would exceed $125,000,000."

         (r) Section 7.4 of the Credit Agreement shall be amended, effective as of June 30, 2000, by deleting such Section in its entirety and inserting the following new Section 7.4:

         "7.4     Financial Covenants.

         (A) Minimum Coverage Ratio. The Company shall maintain as of the end of each fiscal quarter set forth below a ratio of (i) EBITDAR for the four fiscal quarter period then ending to
                  (ii) Interest Expense plus Rentals for such period of not less than the ratio set forth below opposite such period:

                  FISCAL QUARTER ENDING                                           RATIO
                  ---------------------                                           -----
                  December 31, 1999 through June 30, 2000                          2.25
                  July 1, 2000 through June 29, 2001                               1.85
                  June 30, 2001 through June 28, 2002                              2.15
                  June 29, 2002 through June 27, 2003                              2.25
                  June 28, 2003 through July 2, 2004                               2.50
                  July 3, 2004 and thereafter                                      3.00

        (B) Maximum Leverage Ratio. The Company shall maintain as of the end of each fiscal quarter set forth below a Leverage Ratio for the four fiscal quarter period then ending of not greater than the ratio set forth below opposite such period:

                                  FISCAL QUARTER ENDING                           RATIO
                                  ---------------------                           -----
                  December 31, 1999 through December 31, 2000                      4.00
                  March 31, 2001                                                   3.85
                  June 29, 2001                                                    3.60
                  June 30, 2001 through June 28, 2002                              3.25
                  June 29, 2002 through June 27, 2003                              3.00
                  June 28, 2003 through July 2, 2004                               2.50
                  July 3, 2004 and thereafter                                      2.00

         (C) Minimum Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time to be less than the sum of (a) $146,882,000 plus (b) fifty percent (50%) of Net Income (if positive) calculated separately for (i) the remainder of the quarterly accounting period in which the Closing Date occurs and (ii) each subsequent quarterly accounting period, in each case, excluding changes in cumulative foreign exchange translation adjustment, restructuring charges for the fiscal quarter ended June 30, 2000 (in an aggregate amount not to exceed $35,000,000) and one time gains on the sale of any portion of the Company's business from and after July 1, 2000 (in an aggregate amount up to the amount of the restructuring charges excluded by the preceding phrase).

         (D) Compliance with Covenants Under Other Indebtedness. The Company shall at all times remain in compliance with all financial, affirmative and negative covenants set forth in any securitization agreement or any other documentation evidencing Indebtedness in excess of $10,000,000 (in the case of financial covenants, without giving effect to any grace period or waiver with respect thereto)."

         (s) Section 8.1(N) of the Credit Agreement shall be amended by deleting such Section in its entirety and inserting the following new Section 8.1(N):

         "(N) Collateral Documents. Any Collateral Documents shall fail to remain in full force or effect, except as permitted by the terms of such Collateral Documents, any action shall be taken by any Borrower or Guarantor (or by any other Person if the Administrative Agent reasonably believes that such action may result in the discontinuation, invalidity or unenforceability of any Collateral Document) to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or any "Default" or "Unmatured Default" shall occur under and as defined in any Collateral Document or any Borrower or Guarantor shall deny, or give notice to such effect, that it has any further liability under such Collateral Document or any Collateral Document shall for any reason fail to create a valid and perfected, first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of such Collateral Document."

         (t) Section 12.13 of the Credit Agreement shall be amended by deleting the words the Pledge Agreements" contained therein and replacing such words with the words "the Collateral Documents."

         (u) Exhibit F to the Agreement shall be amended by inserting the following new paragraph immediately after paragraph 4 thereof:

                           "5.      Any insurance proceeds or proceeds from
                  condemnation of the property of the Company or its Subsidiaries have been applied (or committed to be applied) within one hundred and twenty (120) days after receipt thereof to the purchase of similar assets used or useful in the business of the Company or its Subsidiaries or to the repair or restoration of the Borrowers' property or prepayments have been made in compliance with Section 2.5(D)(i)."

         (v) The corporate organizational chart attached to Schedule 6.8 of the Credit Agreement shall be amended to show that 20.4% of Lanier Pacific Pty. Ltd. is owned by Lanier Holdings, Inc. and 79.6% of Lanier Pacific Pty. Ltd. is owned by Lanier Worldwide, Inc.

                  2. Covenants. Each Borrower covenants and agrees to deliver, or cause to be delivered, to the Administrative Agent, as soon as possible and in any event not later than August 31, 2000 (or such longer period as the Administrative Agent may approve) the following items, all in form and substance reasonably satisfactory to the Administrative Agent:

                           (a) such duly executed Collateral Documents as the Administrative Agent may reasonably request (subject to foreign tax and materiality considerations), together with insurance certificates naming the Collateral Agent, on behalf of the Lenders, as loss payee for any casualty policies and additional insured for any liability policies in form and substance reasonably acceptable to the Collateral Agent and the Administrative Agent;

                           (b) such duly completed and executed UCC-1 financing statements as the Collateral Agent shall have reasonably requested to perfect its security interest in the Collateral under the Collateral Documents; copies of searches of financing statements filed under the Uniform Commercial Code, together with tax lien and judgment searches with respect to the assets of the Company and the Guarantors, in both cases in such jurisdictions as the Collateral Agent or the Administrative Agent may request; and such duly executed UCC-3 termination statements, mortgage releases and similar documents as the Collateral Agent or the Administrative Agent may reasonably request to release Liens other than Liens permitted by the Credit Agreement;

                           (c) proof that the appropriate financing statements covering the Collateral under the Collateral Documents including, without limitation, such fixture filings as the Collateral Agent or the Administrative Agent may request, have been executed and delivered by the Company or a Guarantor, as the case may be, and filed or recorded in such jurisdictions as the Collateral Agent or the Administrative Agent shall have specified or other arrangements with respect to filing or recording reasonably satisfactory to the Administrative Agent have been made;

                           (d) the written opinions of the Loan Parties' United States counsel, and, if applicable, foreign counsel, addressed to the Collateral Agent, Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Collateral Agent and the Administrative Agent; and

                           (e) such other documents as the Collateral Agent or the Administrative Agent may have reasonably requested.

                  3.       Extension of Revolving Loan Termination Date.

                           (a)      The Borrowers have requested that the
Lenders consider an extension of the Revolving Loan Termination Date to a date 364 days after the Extension Effective Date (as hereinafter defined). Each Lender shall notify the Administrative Agent whether it wishes to extend the Revolving Loan Termination Date by so indicating on its signature page to this Amendment (or by otherwise so indicating in writing), and any such notice given by a Lender to the Administrative Agent, once given, shall be irrevocable as to such Lender. Any Lender which does not expressly notify the Administrative Agent that it wishes to extend the Revolving Loan Termination Date by so marking its signature page (or otherwise so indicating in writing) shall be deemed to have rejected the Borrowers' request for extension of the Revolving Loan Termination Date. Lenders consenting to extend the Revolving Loan Termination Date are hereinafter referred to as "Continuing Lenders", and Lenders declining to consent to extend such Revolving Loan Termination Date (or Lenders deemed to have so declined) are hereinafter referred to as "Non-Extending Lenders." On the Effective Date, the Administrative Agent shall notify the Company of the identity and Revolving Loan Commitments of the Continuing Lenders and the Non-Extending Lenders. Notwithstanding anything in this Section 3 to the contrary, if on or before the occurrence of the Extension Events, a Lender theretofore not qualifying as a Continuing Lender consents in writing to be treated as such, then such Lender shall be deemed a Continuing Lender for all purposes hereof from and after the time of such consent.

                           (b)      On the Effective Date (the "Extension
Effective Date"), the "Extension Events" (as defined below) shall occur (and each Borrower agrees to make all related payments.

                           (c)      "Extension Events" means each of the
following: (i) the Revolving Loan Commitment of each Non-Extending Lender shall be reduced to zero and, subject to receipt of the payment referred to in (iv) below, it shall cease to have any rights or duties as a "Lender" under the Credit Agreement except with respect to indemnification obligations of the Borrowers which by the terms of the Credit Agreement survive termination of the Credit Agreement and obligations of the Borrowers under Section 4.4 of the Credit Agreement in respect of payments made pursuant to (iv) below; (ii) if the Aggregate Revolving Loan Commitments of the Continuing Lenders are less than or equal to $75,000,000, then the Revolving Loan Commitment of each Continuing Lender shall be unchanged; (iii) if the Aggregate Revolving Loan Commitments of the Continuing Lenders are greater than $75,000,000, the Revolving Loan Commitment of each Continuing Lender shall be an amount determined by the Administrative Agent such that (A) no Continuing Lender has its Revolving Loan Commitment increased and (B) the Aggregate Revolving Loan Commitments equal $75,000,000; (iv) each Borrower shall pay to the Administrative Agent, for the account of the Lenders, the principal amount of, and accrued interest on, all Lenders' Loans, together with any amounts payable to the Lenders and any accrued commitment fees or other amounts owing to the Lenders under this Agreement; provided that the Borrowers may then reborrow from the Continuing Lenders as set forth in the Credit Agreement; (v) on the Extension Effective Date, the Company shall pay the Administrative Agent for the ratable benefit of each Continuing Lender, an extension fee equal to 0.500% of the extended Revolving Loan Commitment of such Continuing Lender; (vi) the Administrative Agent shall give notice to the Lenders advising them of their respective Revolving Loan Commitments; (vii) the definition of "Revolving Loan Termination Date" in Section 1.1 of the Credit Agreement shall be deemed amended to delete the reference therein to "October 18, 2000" and to substitute therefore a reference to the date 364 days after the Extension Effective Date. Each Continuing Lender consents to any increase in its Pro Rata Share (but not any increase in its Revolving Loan Commitment) arising out of (ii) or (iii) above.

                           (d)      Notwithstanding anything contained in this
Amendment to the contrary, no Lender shall have any obligation to extend the Revolving Loan Termination Date, and each Lender may at its option unconditionally and without cause, decline to extend the Revolving Loan Termination Date.

                  4. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

                           (a)      Such Borrower has the requisite power and
authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by such Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper proceedings, and this Amendment constitutes a legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by any bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally;

                           (b)      Each of the representations and warranties
contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

                           (c)      After giving effect to this amendment, no
Default or Unmatured Default has occurred and is continuing.

                  5. Effective Date. This Amendment shall become effective on the date (the "Effective Date") on which each of the following items shall have been received by Administrative Agent or satisfied, as the case may be, all in form and substance satisfactory to the Administrative
Agent:

                           (a) duly executed Amendment, executed by the Borrowers, the Agents and the Required Lenders (without respect to whether it has been executed by all the Lenders);

                           (b) a reaffirmation of guaranty in form and substance satisfactory to the Administrative Agent, duly executed by each Guarantor;

                           (c) duly executed Amendment No. 2 to the 5-Year Credit Agreement,

                           (d)      payment of an amendment fee to the
         Administrative Agent, for the ratable benefit of each Lender signatory to this Amendment, in an amount equal to 0.200% of the aggregate Revolving Loan Commitments of such Lenders; and

                           (e) such other documents as the Collateral Agent or the Administrative Agent or its counsel may have reasonably requested.

                  6.       Reference to and Effect Upon the Credit Agreement.

                           (a)      Except as specifically amended above, the
Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (b)      The execution, delivery and effectiveness
of this Amendment shall not operate as a waiver of any other right, power or remedy of any Agent or Lender under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                  7. Costs and Expenses. Each Borrower hereby affirms its obligation under Section 11.6 of the Credit Agreement to reimburse the Collateral Agent and the Administrative Agent for all reasonable costs and out-of-pocket expenses (including reasonable attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Collateral Agent and the Administrative Agent) paid or incurred by the Collateral Agent or the Administrative Agent in connection with the preparation, negotiation, execution, delivery, syndication, review, proposed or completed amendment, waiver or modification, and administration of the Loan Documents.

                  8. GOVERNING LAW. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (BUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all of such counterparts shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent have executed this Amendment No. 4 as of the date first above written.

                                    LANIER WORLDWIDE, INC., as the Company

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    LANIER EUROPE AG, as a Subsidiary
                                    Borrower

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    LANIER EUROPE B.V., as a Subsidiary
                                    Borrower

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    LANIER HOLDINGS, INC., as a Subsidiary
                                    Borrower


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                    LANIER PUERTO RICO, INC., as a Subsidiary
                                    Borrower

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    ABN AMRO BANK N.V., as Administrative
                                    Agent and as Lender


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:
                                       Title:

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    ABN AMRO BANK N.V., as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  *If this Extension signature block is not executed by the named Lender, then such Lender does not agree to extend the Revolving Loan Termination Date.


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    SUNTRUST BANK, ATLANTA, as Syndication
                                    Agent and Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    SUNTRUST BANK, ATLANTA, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    WACHOVIA BANK N.A., as Documentation
                                    Agent and Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    WACHOVIA BANK N.A., as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    FIRST UNION NATIONAL BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    FIRST UNION NATIONAL BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    BANK ONE, NA (MAIN CHICAGO OFFICE), as
                                    Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    BANK ONE, NA (MAIN CHICAGO OFFICE), as
                                    Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    BANCO POPULAR DE PUERTO RICO, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    BANCO POPULAR DE PUERTO RICO, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    BANK OF MONTREAL, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    BANK OF MONTREAL, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.

                                    THE BANK OF NEW YORK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    THE BANK OF NEW YORK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    THE BANK OF NOVA SCOTIA, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    THE BANK OF NOVA SCOTIA, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    THE BANK OF TOKYO-MITSUBISHI LTD., as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    THE BANK OF TOKYO-MITSUBISHI LTD., as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    BANQUE NATIONALE DE PARIS, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    BANQUE NATIONALE DE PARIS, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    CREDIT SUISSE FIRST BOSTON, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    CREDIT SUISSE FIRST BOSTON, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    DRESDNER BANK LATEINAMERIKA
                                    AKTIENGESELLSCHAFT, MIAMI AGENCY, as Lender


                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    DRESDNER BANK LATEIN AMERIKA
                                    AKTIENGESELLSCHAFT, MIAMI AGENCY, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    FIRSTAR BANK N.A., as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    FIRSTAR BANK N.A., as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    REGIONS BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    REGIONS BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    BANCA DI ROMA, NEW YORK BRANCH, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    BANCA DI ROMA, NEW YORK BRANCH, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    ERSTE BANK, NEW YORK BRANCH, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    ERSTE BANK, NEW YORK BRANCH, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    HIBERNIA NATIONAL BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    HIBERNIA NATIONAL BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    COMERICA BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    COMERICA BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    IBM CREDIT CORPORATION, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    IBM CREDIT CORPORATION, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    CHANG HWA, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:


                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.

                                    CHANG HWA, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

         The undersigned Lender has executed this Amendment No. 4 as of the date first above written.


                                    FUJI BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:

                  Extension*

                  The undersigned Lender hereby agrees pursuant to Section 3 of this Amendment to extend the Revolving Loan Termination Date to 364 days after the Extension Effective Date in an amount equal to its current Revolving Loan Commitment, plus an additional Revolving Loan Commitment of $_________________.


                                    FUJI BANK, as Lender

                                    By:
                                       -----------------------------------
                                       Name:
                                       Title: